UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2010
ONEIDA FINANCIAL CORP.
(Exact Name of Registrant as Specified in its charter)

Federal	000-25101	16-1561678

(State or Other Jurisdiction)	(Commission	(I.R.S. Employer
of Incorporation)	File No.)	Identification No.)
182 Main Street, Oneida, New York 13421-1676
(Address of Principal Executive Offices)
(315)-363-2000
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
     (a) A special meeting of the shareholders of Oneida Financial Corp., a federal corporation (the “Company”), was held on June 25, 2010.
     (b) The matters considered and voted on by the shareholders at the special meeting, and the vote of the shareholders, were as follows:
     1. The Plan of Conversion and Reorganization of Oneida Financial, MHC was approved by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
6,637,994	23,434	5,535
     There were no broker non-votes on the proposal.
     2a. The information proposal concerning the provision in the articles of incorporation of Oneida Financial Corp., a Maryland corporation (the “New Holding Company”), requiring a super-majority vote to approve certain amendments to the New Holding Company’s articles of incorporation was approved by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
6,528,236	108,705	30,022
     There were no broker non-votes on the proposal.
     2b. The information proposal concerning the provision in the New Holding Company’s articles of incorporation requiring a super-majority vote of stockholders to approve stockholder-proposed amendments to the New Holding Company’s bylaws was approved by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
6,535,607	102,702	28,653
     There were no broker non-votes on the proposal.
     2c. The information proposal concerning the provision in the New Holding Company’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of the New Holding Company’s outstanding voting stock was approved by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
6,457,520	130,071	79,371
     There were no broker non-votes on the proposal.

Item 8.01 Other Events
     On June 30, 2010, the Company announced the results of the New Holding Company’s stock offering. The Company also announced that the depositors of The Oneida Savings Bank and the Company’s stockholders each approved the Plan of Conversion and Reorganization of Oneida Financial, MHC at separate meetings held on June 25, 2010. A copy of the release is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Not Applicable.

(d)	Exhibits.
99.1	Press release dated June 30, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEIDA FINANCIAL CORP.
DATE: June 30, 2010	By:	/s/ Michael R. Kallet
Michael R. Kallet
President and Chief Executive Officer (Duly Authorized Representative)